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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 4, 2006
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                     Commission File Number 000-51158
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                                TRUEYOU.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                   13-4024017
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                        (IRS Employer Identification No.)


       Building No. 501, Fifth Floor, 7 Corporate Park, Norwalk, CT 06851
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                    (Address of principal executive offices)


        Registrant's telephone number including area code: (203) 295-2121
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                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 1.01   Entry into a Material Definitive Agreement.

      On April 4, 2006, Klinger Advanced Aesthetics, Inc. ("KAAI"), a subsidiary of TrueYou.Com Inc. (the "Registrant"), entered into a Consulting Agreement (the "Consulting Agreement") with Mark Potter and Atlantis Laboratories, Inc. ("Atlantis" and together with Mr. Potter, the "Formulators"). The Formulators have developed, formulated and produced skin care products for KAAI's Cosmedicine (TM) product line. Under the Consulting Agreement, the Formulators agreed to use their best efforts to provide all services necessary to (i) expand the number of product types in KAAI's over-the-counter Cosmedicine (TM) line,
(ii) formulate and develop an enhanced version of (a) Cosmedicine (TM), (b) a foundation cosmetic line, (c) a hair care product line and (d) a cosmetics line, and (ii) have such products produced and shipped by Atlantis for sale at KAAI's spa and salon facilities and other outlets. The Formulators agreed to supply KAAI with all of the foregoing products it requires and which KAAI orders in accordance with the Consulting Agreement.

      The Consulting Agreement also contains a non-competition clause that provides, among other things, that (i) the formulas developed by the Formulators for KAAI are proprietary and may not be used by the Formulators for any purpose other than on behalf of KAAI and may not be utilized in products sold to anyone other than KAAI and (ii) except for limited exceptions, the Formulators will not directly or indirectly acquire or own any interest in any entity engaged in the business conducted by KAAI. In addition, Mr. Potter agreed to spend a majority of his formulation time on behalf of KAAI for the first 12 months of the Consulting Agreement. After KAAI begins purchasing in excess of $5,000,000 annually in products, Mr. Potter is required to devote at least 90% of his formulation time to KAAI product development requirements. Mr. Potter is to be paid an annual consulting fee of $207,000 in equal monthly installments of $17,250. In addition, KAAI will grant Mr. Potter an option to purchase 150,000 shares common stock of KAAI at an exercise price of $2.50 per share, vesting over a period of four years.

      The initial term of the Consulting Agreement is five years unless earlier terminated as therein provided. At the end of each five year term, the Consulting Agreement will automatically be renewed for additional five year terms, unless earlier terminated as therein provided. The Consulting Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

      In connection with the Consulting Agreement, on April 12, 2006, KAAI entered into a Formula Agreement (the "Formula Agreement") with the Formulators and JPMorgan Chase Bank, N.A., as Escrow Agent (the "Escrow Agent"). Pursuant to the Formula Agreement, the Formulators agreed that all existing and future formula, manufacturing procedures and specifications, along with specific details of all raw material suppliers and specifications for the raw materials relating to the products to be purchased by KAAI from the Formulators are to be deposited with the Escrow Agent. In the event of certain specified events and/or contingencies, the Escrow Agent is required to deliver such formulas, manufacturing procedures and specifications to KAAI. The Formula Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated into this Item 1.01 by reference.

      Pursuant to the Consulting Agreement, KAAI agreed to loan up to a total of $1,100,000 to Mr. Potter for the purchase of land in Conroe, Texas ("Property") and construction of a

                                      -2-

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laboratory and manufacturing  facility to manufacture and supply the Cosmedicine
(TM) line of products. On April 17, 2006, KAAI made a loan of $392,200 to the Formulators for the purchase of the Property evidenced by a Promissory Note (the "Promissory Note"). Under the Promissory Note, the principal sum of $392,200 with interest at the rate of 6-1/2% per annum is payable in 120 monthly installments of principal and interest in the amount of $4,453.00 each with the first installment due on May 1, 2006. The Formulators obligations under the Promissory Note are secured by a Deed of Trust, Assignment of Rents and Security Agreement, dated April 4, 2006, between Mr. Potter and Donald O. Walsh (the "Trustee") for the benefit of KAAI (the "Deed of Trust"). The Promissory Note and Deed of Trust are attached to this Current Report on Form 8-K as Exhibit
10.3 and 10.4, respectively, and are incorporated into this Item 1.01 by reference

      In connection with the foregoing, KAAI also entered into a Construction Loan Agreement dated April 4, 2006 with the Formulators (the "Construction Loan Agreement") pursuant to which the Formulators executed a $650,000 Construction Loan Promissory Note ("Construction Loan Promissory Note") to KAAI for the development of a laboratory and manufacturing facility to be operated by Atlantis on the Property. Under the terms of the Construction Loan Agreement, KAAI is to make advances to the Formulators under the Construction Loan Promissory Loan from time to time in connection with the construction on the Property. The amount of each advance will be determined by KAAI. The unpaid principal balance on the Construction Loan Promissory Note bears interest at a rate of 6-1/2% per annum. Monthly installments of interest only on the outstanding principal balance will be due commencing on the first day of the month following the initial advance and continuing on the first day of each subsequent month up to and including April 1, 2007. Commencing May 1, 2007, and continuing through April 1, 2016, installment payments of principal and interest will be due in such amount as will be sufficient to pay in 108 equal payments all principal and accrued interest.

      The Formulators' obligations under the Construction Loan Promissory Note are secured by a Construction Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated April 4, 2006 between Mr. Potter and the Trustee, for the benefit of KAAI (the "Construction Deed of Trust") covering the Property. The Construction Loan Agreement, Construction Loan Promissory Note and Construction Deed of Trust are attached to this Current Report on Form 8-K as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated into this
Item 1.01 by reference.

      The parties have rights of offset under the various agreements referred to above in the event of a default by a party as therein provided.

      KAAI has agreed to assigned the Construction Loan Agreement, Promissory Note, Construction Loan Promissory Note, Deed of Trust and Construction Deed of Trust to Technology Investment Capital Corp. ("TICC") as additional collateral to secure KAAI's obligations under the Note and Warrant Purchase Agreement with TICC dated March 31, 2004, as amended.


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      The foregoing  summary of the  Consulting  Agreement and other  agreements referred to above is qualified in its entirety by reference to the full text of such agreements which are attached to this Report as Exhibits and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits

      10.1 Consulting Agreement, dated April 4, 2006 between Klinger Advanced Aesthetics, Inc., Mark Potter and Atlantis Laboratories, Inc.

      10.2 Formula Agreement, dated April 4, 2006 between Klinger Advanced Aesthetics, Inc., Mark Potter, Atlantis Laboratories, Inc. and JPMorgan Chase Bank, N.A., as Escrow Agent.

      10.3 Promissory Note, dated April 4, 2006, issued by Mark Potter and Atlantis Laboratories, Inc. to Klinger Advanced Aesthetics, Inc.

      10.4 Deed of Trust, Assignment of Rents and Security Agreement, dated April 4, 2006, between Mark Potter and Donald O. Walsh, as Trustee.

      10.5 Construction Loan Agreement, dated April 4, 2006, between Klinger Advanced Aesthetics, Inc., Mark Potter and Atlantis Laboratories, Inc.

      10.6 Construction Loan Promissory Note, dated April 4, 2006, issued by Mark Potter and Atlantis Laboratories, Inc. to Klinger Advanced Aesthetics, Inc.

      10.7 Construction Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, dated April 4, 2006, between Mark Potter and Donald O. Walsh, as Trustee.


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                                   SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 21, 2006


                                      TRUEYOU.COM, INC.


                                      By: /s/Richard Rakowski
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                                         Name: Richard Rakowski
                                         Title: CEO/Chairman